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                                                                    EXHIBIT 23.8


              [Letterhead of Paddock Lindstrom & Associates Ltd.]


                              ENGINEER'S CONSENT

We consent the reference to our appraisal for Northstar Energy Corporation as of the years ended December 31, 1996, 1997 and 1998, incorporated herein by reference.


                                    PADDOCK LINDSTROM & ASSOCIATES LTD.


                                    /s/ D.L. Paddock, P. Eng.
                                    -------------------------
                                    D.L. Paddock, P. Eng.
                                    Vice-President


August 17, 1999